UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 and 15(d) of the

Securities Exchange Act of l934

March 31, 2006

Date of report (Date of earliest event reported)

Avicena Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51610	04-3195737
(Commission File Number)	(IRS Employer Identification No.)

228 Hamilton Avenue, 3rd Floor, Palo Alto, California 94301

(Address of Principal Executive Offices) (Zip Code)

(415) 397-2880

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information regarding the terms of employment of Michael J. Sullivan as Vice President of Finance and acting Chief Financial Officer of Avicena Group, Inc. (“Avicena” or the “Company”) are incorporated by reference to Item 5.02 and Exhibit 10.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Effective March 31, 2006, D. Wayne Peters resigned from his position as Chief Financial Officer of Avicena. Mr. Peters served as the Company’s principal financial officer and principal accounting officer.

(c) Effective April 3, 2006, the Company’s Board of Directors appointed Michael J. Sullivan to serve as the Company’s Vice President of Finance and acting Chief Financial Officer and the Company’s principal financial officer and principal accounting officer.

Mr. Sullivan also serves as Chief Financial Officer of WorldCare Limited Inc., a global healthcare services and solutions company, which company our Chairman, Nasser Menhall serves as Chief Executive Officer. It is expected that Mr. Sullivan will spend approximately 20 hours per week on Avicena matters, and the rest of his time on WorldCare matters. Prior to joining WorldCare in March 2005, Mr. Sullivan was a self-employed consultant from July 2004 to February 2005. From April 2001 to June 2004 Mr. Sullivan was the Chief Financial Officer of Systems Engineering Inc.(SEI), a software consulting company. Prior to joining SEI, Mr. Sullivan was the Chief Financial Officer of X-Collaboration Software Corp., a venture backed groupware startup company.

The Company has not entered into an employment agreement with Mr. Sullivan. Mr. Sullivan’s appointment as Vice President of Finance and acting Chief Financial Officer was pursuant to an offer letter that provided for an annual salary of $90,000.

There was no arrangement or understanding by Mr. Sullivan and any other person pursuant to which he was selected as a officer, and there is no family relationship between him and any director or executive officer of the Company.

Item 8.01 Other Events.

The Company’s press release announcing the appointment of Mr. Sullivan is attached hereto and incorporated herein by reference as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

10.1	Offer of Employment Letter from the Company to Michael J. Sullivan

99.1

Press Release dated April 5, 2006, announcing the appointment of Michael J .Sullivan as Vice

President of Finance and Acting Chief Financial Officer and the resignation of D. Wayne Peters as Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVICENA GROUP, INC.

Date: April 6, 2006	By:	/s/ Belinda Tsao Nivaggioli
Belinda Tsao Nivaggioli Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Offer of Employment Letter between the Company and Michael J. Sullivan

99.1	Press Release dated April 5, 2006, announcing the appointment of Michael J. Sullivan as Vice President of Finance and acting Chief Financial Officer and the resignation of D. Wayne Peters as Chief Financial Officer